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                                                                   EXHIBIT 10.19
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                                   SUBSTITUTED
                              REVOLVING CREDIT NOTE
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$1,875,000                                                     Cincinnati, Ohio
                                                              February 23, 1996

          FOR VALUE RECEIVED, MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), promises to pay to the order of PNC BANK, OHIO, NATIONAL ASSOCIATION (the "Lender") on or before the Termination Date (as defined in the Restated Credit Agreement referred to below), in lawful money of the United States of America and in immediately available funds, at the Lender's offices located at 201 East Fifth Street, P.O. Box 1198, Cincinnati, Ohio 45201-1198, or at such other location as the holder hereof may designate from time to time, the principal amount of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans of the Lender. The Company further agrees to pay interest in like money from time to time on the unpaid principal amount hereof from the date of each Advance hereunder until paid in full at the Interest Rates and on the dates specified in the Restated Credit Agreement (computed on the basis of 360 days per year for the actual number of days in each interest period). Interest also will be payable on any overdue payment of principal and (to the extent permitted by law) interest as provided in the Restated Credit Agreement.

          This Note is delivered in substitution for the Revolving Credit Note dated July 19, 1994 in the original principal amount of $2,500,000 and is secured by the property covered by the Security Documents as that term is defined in the Amended and Restated Credit, Reimbursement and Security Agreement of even date herewith among the Company, the Lender and PNC Bank, Ohio, National Association, as Agent (the "Restated Credit Agreement"). The Restated Credit Agreement amends and fully restates the Credit, Reimbursement and Security Agreement dated as of July 15, 1994. All references to the Restated Credit Agreement will include all amendments made thereto from time to time. The terms, covenants, conditions, stipulations and agreements contained in the Restated Credit Agreement and the Security Documents are hereby made a part hereof to the same extent and effect as if they were fully set forth herein. Capitalized terms used in this Note and not otherwise defined herein will have the meanings given such terms in the Restated Credit Agreement.

          All payments hereunder are payable to the Agent at the Agent's Account for the account of the Lender.

          In the event of the occurrence of an Event of Default under the Restated Credit Agreement: (i) the outstanding principal balance hereunder may become, or may be declared to be, immediately due and payable as provided in the Restated Credit Agreement; (ii) the rate of interest payable hereunder automatically will be increased to a rate equal to the Default Rate in effect from time to time; and (iii) the holder may exercise from time to time any of the rights and remedies available to the holder under applicable law and/or any of the Loan Documents


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as amended.  The Company waives presentment, demand, protest and notice of demand, protest and dishonor.

          If from any circumstances whatsoever the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event will any exaction of interest be possible under this Note in excess of the limit of such validity. In no event will the Company be bound to pay interest of more than the legal limit for the use, forbearance or detention of money and the right to demand any such excess is hereby expressly waived by the Lender.

          THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, AND THE COMPANY HEREBY AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN HAMILTON COUNTY, OHIO AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO THE COMPANY AT ITS ADDRESS SET FORTH IN THE RESTATED CREDIT AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID; PROVIDED THAT NOTHING CONTAINED HEREIN WILL PREVENT THE LENDER FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY OR AGAINST THE COMPANY INDIVIDUALLY, OR AGAINST ANY PROPERTY OF THE COMPANY, WITHIN ANY OTHER STATE OR NATION. THE COMPANY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. THE COMPANY AND THE LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, THE RESTATED CREDIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.



                                            MULTI-COLOR CORPORATION



                                            By:
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                                            Print Name:
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                                            Title:
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